[Logo] M F S (R)
INVESTMENT MANAGEMENT
We invented the mutual fund(R)

                               [Graphic Omitted]

                    MFS(R) CORE
                    GROWTH FUND

                    SEMIANNUAL REPORT o FEBRUARY 28, 2001

                      -----------------------------------
                      MUTUAL FUND GIFT KITS (see page 34)
                      -----------------------------------

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  9
Portfolio of Investments .................................................. 13
Financial Statements ...................................................... 20
Notes to Financial Statements ............................................. 27
Trustees and Officers ..................................................... 37

MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1)MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.

--------------------------------------------------------------------------------
     NOT FDIC INSURED       MAY LOSE VALUE        NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames

Dear Shareholders,
When we talk to you about the information you want from MFS(R), you tell us you're looking for answers to four basic questions:

  1. How are my investments performing right now?

  2. How is my money being managed, over both the short and the long term?

  3. What's going on in the market, and how will that affect me?

  4. How can I get more out of my relationship with my investment professional?

Traditionally, we've attempted to answer these and other questions through a range of printed materials sent through the mail, including statements and annual and semiannual reports. As the Internet has reached an ever-larger percentage of households, however, we and most other investment management firms have come to believe that the Web can be an additional -- and potentially more effective -- way to communicate with investors.

The Internet holds the promise of near-instantaneous delivery, communication when you want it rather than when we mail it, easy access to the specific information you want and an experience customized to each investor. With the relaunch of our Web site, WWW.MFS.COM, earlier this year, we believe we've moved a giant step closer to delivering the Internet's promise and created a site that we're committed to improving every day. Our site now makes it easy for you to find answers to your four basic questions.

HOW ARE MY INVESTMENTS PERFORMING?
The most basic question investors ask is, "What is the current value of my account?" Although we've been able to answer that question by phone for some time, now you can get daily account balances more quickly and easily on our Web site and print out a detailed summary of your MFS portfolio. In fact, if you're willing to take a few minutes to register on the site, you can create a personalized "My MFS" homepage that will display your personal and retirement MFS account balances instantly whenever you log in to the site. You can also set "My MFS" to track daily price changes of up to 10 MFS mutual funds and 10 MFS annuity series on your personal homepage; you can even tell the system to alert you if the price change of any portfolio exceeds a specified amount.

If you do decide to register, you can rest assured that we will not share your information with anyone outside of MFS. The sole purpose of registration is to enable us to deliver the information you want in a faster, more personalized manner, with fewer keystrokes and mouse clicks.

HOW IS MY MONEY BEING MANAGED?
One of the most exciting features of our site is MFS(R) Interactive(SM): One click to an expert(SM) -- a series of video interviews with MFS portfolio managers and executives. Located in the "Investor Education" section of the site, MFS Interactive uses video streamed over the Web to allow you to see and hear from the people who are managing your money, to give you greater insight into our investment approach and our response to market conditions. MFS Interactive includes "Meet the Manager" interviews that cover the background and investment style of a particular portfolio manager, as well as other Webcasts that cover a specific fund or investment topic.

The "Products and Performance" section is another resource. Select a portfolio, and you can access information ranging from recent annual and semiannual reports to historical pricing and performance to the most recent dividend and capital gains distributions. For stock portfolios, you can also look up top holdings, largest sectors, and top country weightings. On WWW.MFS.COM, we've put together a combination of resources that we believe will allow you to form an in-depth picture of how we've managed any particular MFS portfolio over time.

WHAT'S GOING ON IN THE MARKET, AND HOW WILL THAT AFFECT ME?
In our view, the tougher the market, the more you need to hear from the people who are managing your money -- and the past year or so has certainly been one of the toughest markets in recent memory. We think the immediacy of the Web provides an ideal way to communicate with you frequently and to offer our views on the current volatility and uncertainty in the market. On your "My MFS" homepage, in many MFS Interactive interviews, and in the "News & Commentary" section of the site, you'll find our views on the current situation and our market outlook. Our goal is to help you understand what's going on and help you make decisions based on facts and market history, rather than on the emotion of the moment.

HOW CAN I GET MORE OUT OF MY RELATIONSHIP WITH MY INVESTMENT PROFESSIONAL? Perhaps your best resource in a tough market is your own investment professional. This is the person who may have the best understanding of your financial goals and your unique financial situation. In our view, the Web is incredible at delivering information, but it cannot take the place of an investment professional working with you to incorporate that information into a long-range financial plan -- a plan that may help you weather market volatility and help you work toward reaching your own financial goals.

To a large degree, the MFS Web site is about preparing you to have a deeper dialogue with your investment professional. We believe that if we can help you "do your homework," you'll be able to spend less time with your investment professional simply getting information and more time creating a financial plan and making investment decisions.

On a final note, we want to assure you that our commitment to the Internet does not signal a lessening of our commitment to other forms of communication. If you're not yet connected to the Web, rest assured that we will continue to strive to deliver outstanding communications in print and on the phone, as well as electronically. We hope, however, that as we continue to improve our site, we will give you more and more incentive to take advantage of the opportunities that the Web offers investors.

For some time, I've ended my letters to you by saying that we appreciate your confidence in MFS and welcome any questions or comments you may have. With the relaunched WWW.MFS.COM, there is now an easy way for you to e-mail us those questions or comments and receive a reply. Simply click on "Contact Us" at the top of our homepage. We look forward to hearing from you.

     Respectfully,

 /s/ Jeffrey L. Shames
     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

     March 15, 2001

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Stephen Pesek]
    Stephen Pesek

For the six months ended February 28, 2001, Class A shares of the fund provided a total return of -23.83%, Class B shares -24.08%, Class C shares -24.08%, and Class I shares -23.75%. These returns assume the reinvestment of any distributions but exclude the effects of any sales charges and compare to a -17.84% return over the same period for the fund's benchmark, the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance. During the same period, the average large cap growth fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 33.33%.

Q. THE PAST SIX MONTHS WERE PARTICULARLY DIFFICULT FOR THE STOCK MARKET. COULD YOU DESCRIBE HOW THESE CONDITIONS AFFECTED THE FUND'S PERFORMANCE?

A. Yes. A sharp downturn in the technology sector created a very difficult environment for the stock market in general, and for growth stocks in particular. The selloff, which began last summer, accelerated during the first two months of the new calendar year against a backdrop of companies announcing disappointing earnings and lowering forward guidance. The worst of the downdraft was felt among technology stocks -- the largest sector in the S&P 500, with significantly greater representation in expectations as well as valuations were reined in considerably. Adding to our challenge as growth investors, the few pockets of strength in the market tended to be outside our investment universe. Cyclical industries such as automobiles, housing, basic materials, and transportation benefited from a year-end value stock rally as well as this year's Federal Reserve Board (the Fed) interest rate cuts.

Q.  WHAT CAUSED THE TECHNOLOGY SECTOR TO SUFFER SUCH A PRECIPITOUS FALL?

A. At the beginning of 2000, expectations for technology companies were very high amid a very positive environment. Businesses, flush with cash generated during a prolonged economic boom, were spending a great deal on information technology and communications. Easy access to capital allowed multiple companies to build out of highspeed date networks as well as wireless infrastructure. But eventually, a previous round of Fed interest rate hikes from mid-1999 through mid-2000 combined with higher energy costs and a strong dollar and began to crimp companies' abilities to grow earnings. As corporate profits growth began to wane, capital spending plans were slashed. Investors became more apprehensive and were also less willing to provide financing to firms whose near-term fortunes appeared vulnerable in the event of a softer economy. With fundamentals and funding in question, the technology sector lost over half of its value during this period.

Q.  WHERE WERE YOU ABLE TO UNCOVER OPPORTUNITIES?

A. We diversified the fund away from technology and toward stocks that we felt offered different investment profiles. In some cases, we found opportunities among companies that we believed offered more predictable earnings growth, such as pharmaceutical makers Pharmacia and Pfizer. In other cases, we were attracted to downtrodden shares of companies who typically have had more early-cycle economic exposure, such as media conglomerates Viacom and Clear Channel. As always, we used our Original Research(sm) process to try to identify stocks across a broad range of industries that we felt possessed better-than-average prospects for growth, and that were also trading at what we believed were compelling valuations. Sometimes, these investment candidates are obvious, sometimes they're less than obvious. For example, during this period we established a position in Minnesota Mining & Manufacturing (3M). We believe that this 3M's new management team's focus on developing their higher growth, higher margin product segments, while also rationalizing its cost base, will eventually accelerate growth.

Q. WERE THERE OTHER STOCKS THAT PERFORMED WELL FOR THE FUND? WHICH STOCKS PROVED TO BE DISAPPOINTING?

A. Our holdings in consumer staples companies, which we believe offered the type of earnings resiliency that the market was seeking during the period, proved helpful to fund performance. In particular, Philip Morris performed quite well. Its announcement of a partial initial public offering of its Kraft foods business and the initiation of a $10 billion stock repurchase plan, as well as improving investor sentiment concerning tobacco industry litigation, helped boost the stock's price. Our retail holdings also performed well. Within this sector, we emphasized retailers that our research showed had steady growth -- including companies like CVS and Costco -- and tried to avoid those firms that have tended to be fashion-oriented, or more dependent on cyclical discretionary spending.

    Not surprisingly to us, technology proved to be the most disappointing sector for the fund during the period. Software companies, electronics manufacturers, storage providers, and networking equipment companies all took considerable hits. Performance was also hampered by investments in the utilities and communications area, which became caught up in the same maelstrom as the technology sector. Shares of broadband network providers, such as Global Crossing and Metromedia Fiber, saw their share prices drop with growing investor concerns over a supply glut. Wireless operators such as Sprint PCS also sold off as the investment community began to sense that the introduction of next-generation services appeared increasingly distant.

Q.  WHAT IS YOUR OUTLOOK?

A. At this point, visibility regarding near-term corporate earnings growth appears extremely limited to us. Bad news is abundant, and we feel this is likely to continue until the Fed's easing of interest rates begins to have its intended impact on the economy. In the meantime, our job will be to use Original Research to look beyond the next quarter or two in order to find companies that we believe will emerge from near-term difficulties well positioned to grow earnings and cash flow. We are keeping a close pulse on company fundamentals by talking to company managements, their customers, their suppliers, and their competitors about inventory levels, lead times, pricing, and market share dynamics. We also remain keenly focused on valuations. Just as we felt the market was irrationally optimistic about a number of stocks last year, we also believe it is likely to become irrationally pessimistic as we return to a more normal environment. We believe our research and long-term investment focus could help us to use market volatility to our advantage.

    /s/ Stephen Pesek
        Stephen Pesek
        Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

STEPHEN PESEK, CFA, IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND A MEMBER OF OUR LARGE-CAP GROWTH PORTFOLIO MANAGEMENT TEAM. HE MANAGES MASSACHUSETTS INVESTORS GROWTH STOCK FUND AND OTHER LARGE-CAP GROWTH PORTFOLIOS OF OUR MUTUAL FUNDS, VARIABLE ANNUITIES, INSTITUTIONAL ACCOUNTS, AND OFFSHORE FUNDS.

STEVE JOINED MFS IN 1994 AS A RESEARCH ANALYST FOLLOWING THE PHARMACEUTICAL, BIOTECHNOLOGY, AND ELECTRONICS INDUSTRIES. HE BECAME A PORTFOLIO MANAGER IN 1996 AND SENIOR VICE PRESIDENT IN 1999. PRIOR TO JOINING MFS, HE WORKED FOR SEVEN YEARS AT FIDELITY INVESTMENTS AS AN EQUITY ANALYST. HE IS A GRADUATE OF THE UNIVERSITY OF PENNSYLVANIA AND HAS AN M.B.A. DEGREE FROM COLUMBIA UNIVERSITY. HE HOLDS A CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION.

ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

OBJECTIVE:                SEEKS CAPITAL APPRECIATION.

COMMENCEMENT OF
INVESTMENT OPERATIONS:    JANUARY 2, 1996

CLASS INCEPTION:          CLASS A  JANUARY 2, 1996
                          CLASS B  DECEMBER 31, 1999
                          CLASS C  DECEMBER 31, 1999
                          CLASS I   JANUARY 2, 1997
SIZE:                     $118.4 MILLION NET ASSETS AS OF FEBRUARY 28, 2001

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH FEBRUARY 28, 2001

CLASS A
                                                  6 Months       1 Year      3 Years       5 Years        Life*
-----------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge     -23.83%      -16.98%      +63.86%      +217.88%     +246.49%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales
  Charge                                             --         -16.98%      +17.89%      + 26.02%     + 27.25%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales
  Charge                                             --         -21.76%      +15.59%      + 24.54%     + 25.80%
-----------------------------------------------------------------------------------------------------------------

CLASS B
                                                  6 Months       1 Year      3 Years       5 Years        Life*
-----------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge     -24.08%      -17.52%      +62.73%      +215.69%     +244.10%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales
  Charge                                             --         -17.52%      +17.62%      + 25.85%     + 27.08%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales
  Charge                                             --         -20.72%      +16.90%      + 25.69%     + 27.01%
-----------------------------------------------------------------------------------------------------------------

CLASS C
                                                  6 Months       1 Year      3 Years       5 Years        Life*
-----------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge     -24.08%      -17.45%      +62.87%      +215.96%     +244.39%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales
  Charge                                             --         -17.45%      +17.66%      + 25.87%     + 27.10%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales
  Charge                                             --         -18.25%      +17.66%      + 25.87%     + 27.10%
-----------------------------------------------------------------------------------------------------------------

CLASS I
                                                  6 Months       1 Year      3 Years       5 Years        Life*
-----------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge     -23.75%      -16.73%      +64.55%      +219.59%     +248.35%
-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales
  Charge                                             --         -16.73%      +18.06%      + 26.16%     + 27.39%
-----------------------------------------------------------------------------------------------------------------
* For the period from the commencement of the fund's investment operations, January 2, 1996, through February 28, 2001.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class B, C, and I share performance include the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge
(load) applicable to Class A shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period. Conversely, because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers, in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF RATES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign securities may be unfavorably affected by interest rate and currency-exchange-rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments. These risks may increase share price volatility. See the prospectus for details.

Investing in emerging growth companies is riskier than investing in more-established companies. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF FEBRUARY 28, 2001

FIVE LARGEST STOCK SECTORS

TECHNOLOGY                         17.4%
HEALTH CARE                        17.0%
LEISURE                            14.9%
FINANCIAL SERVICES                 14.4%
RETAILING                           8.4%

TOP 10 STOCK HOLDINGS

MICROSOFT CORP.  2.8%                              AMERICAN HOME PRODUCTS CORP.  2.0%
Computer software and systems company              Pharmaceutical and home products company

TYCO INTERNATIONAL LTD.  2.7%                      CVS CORP.  1.9%
Security systems, packaging, and electronic        Drug store chain
equipment conglomerate
                                                   CARDINAL HEALTH, INC.  1.8%
UNITED TECHNOLOGIES CORP.  2.5%                    Products and services supplier to healthcare
Aerospace, defense, and building equipment         providers and manufacturers
company
                                                   CISCO SYSTEMS, INC.  1.8%
VIACOM, INC.  2.4%                                 Computer network developer
Entertainment, media, and publishing company
                                                   PHILIP MORRIS COS., INC.  1.8%
PFIZER, INC.  2.3%                                 Tobacco, food, and beverage conglomerate
Pharmaceutical products company

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- February 28, 2001

Stocks - 95.6%
--------------------------------------------------------------------------------
ISSUER                                               SHARES              VALUE
--------------------------------------------------------------------------------
U.S. Stocks - 92.2%
  Advertising - 0.8%
    Omnicom Group, Inc.                              10,000       $    906,900
--------------------------------------------------------------------------------
  Aerospace - 3.8%
    General Dynamics Corp.                           11,200       $    763,616
    Honeywell International, Inc.                    19,300            901,503
    United Technologies Corp.                        35,800          2,789,178
                                                                  ------------
                                                                  $  4,454,297
--------------------------------------------------------------------------------
  Apparel and Textiles - 0.3%
    Nike, Inc., "B"                                   8,500       $    331,925
--------------------------------------------------------------------------------
  Banks and Credit Companies - 1.4%
    Comerica, Inc.                                    4,900       $    311,885
    Northern Trust Corp.                              4,000            284,500
    PNC Financial Services Group Co.                  2,700            187,650
    Providian Financial Corp.                        11,700            585,117
    Washington Mutual, Inc.                           4,600            236,302
                                                                  ------------
                                                                  $  1,605,454
--------------------------------------------------------------------------------
  Biotechnology - 1.1%
    Amgen, Inc.*                                      4,100       $    295,456
    Guidant Corp.*                                   19,700          1,004,109
                                                                  ------------
                                                                  $  1,299,565
--------------------------------------------------------------------------------
  Business Machines - 1.4%
    International Business Machines Corp.            10,900       $  1,088,910
    Sun Microsystems, Inc.*                          11,100            220,612
    Texas Instruments, Inc.                           9,900            292,545
                                                                  ------------
                                                                  $  1,602,067
--------------------------------------------------------------------------------
  Business Services - 2.4%
    BEA Systems, Inc.*                                7,800       $    299,325
    Fedex Corp.*                                     15,800            646,694
    First Data Corp.                                 21,600          1,334,016
    United Parcel Service, Inc.                       8,000            452,240
    VeriSign, Inc.*                                   3,100            147,831
                                                                  ------------
                                                                  $  2,880,106
--------------------------------------------------------------------------------
  Computer Hardware - Systems - 1.0%
    Compaq Computer Corp.                            35,000       $    707,000
    Dell Computer Corp.*                             24,200            529,375
                                                                  ------------
                                                                  $  1,236,375
--------------------------------------------------------------------------------
  Computer Services - 0.2%
    Tech Data Corp.*                                  8,200       $    250,613
--------------------------------------------------------------------------------
  Computer Software - Personal Computers - 2.8%
    Intuit, Inc.*                                     5,900       $    242,638
    Microsoft Corp.*                                 53,100          3,132,900
                                                                  ------------
                                                                  $  3,375,538
--------------------------------------------------------------------------------
  Computer Software - Services - 1.0%
    EMC Corp.*                                       28,560       $  1,135,546
--------------------------------------------------------------------------------
  Computer Software - Systems - 5.4%
    Brocade Communications Systems, Inc.*             9,800       $    380,363
    Citrix Systems, Inc.*                            17,000            442,000
    Comverse Technology, Inc.*                       11,900            891,756
    Electronic Data Systems Corp.                     3,200            204,256
    Extreme Networks, Inc.*                          16,600            375,316
    Oracle Corp.*                                    76,500          1,453,500
    Rational Software Corp.*                         25,400            887,412
    VERITAS Software Corp.*                          26,686          1,732,922
                                                                  ------------
                                                                  $  6,367,525
--------------------------------------------------------------------------------
  Consumer Goods and Services - 4.4%
    Philip Morris Cos., Inc.                         43,100       $  2,076,558
    Tyco International Ltd.                          56,650          3,095,922
                                                                  ------------
                                                                  $  5,172,480
--------------------------------------------------------------------------------
  Electrical Equipment - 1.5%
    General Electric Co.                             38,100       $  1,771,650
--------------------------------------------------------------------------------
  Electronics - 1.6%
    Advanced Micro Devices, Inc.*                    11,300       $    242,950
    Altera Corp.*                                     7,600            175,750
    Analog Devices, Inc.*                             4,660            173,818
    Flextronics International Ltd.*                  35,200            932,800
    Intel Corp.                                       8,100            231,356
    Micron Technology, Inc.*                          1,500             51,330
    Sanmina Corp.*                                    1,800             53,663
                                                                  ------------
                                                                  $  1,861,667
--------------------------------------------------------------------------------
  Energy - 0.2%
    Dynegy, Inc., "A"                                 6,200       $    291,400
--------------------------------------------------------------------------------
  Entertainment - 7.4%
    AOL Time Warner, Inc.*                           38,750       $  1,706,162
    Carnival Corp.                                   21,200            706,808
    Clear Channel Communications, Inc.*              34,700          1,983,105
    Disney (Walt) Co.                                27,200            841,840
    Gemstar-TV Guide International, Inc.*             9,800            443,450
    International Game Technology*                    5,900            318,600
    Viacom, Inc., "B"*                               55,068          2,736,880
                                                                  ------------
                                                                  $  8,736,845
--------------------------------------------------------------------------------
  Financial Institutions - 7.7%
    American Express Co.                              9,000       $    394,920
    Citigroup, Inc.                                  41,860          2,058,675
    Fannie Mae                                        8,100            645,570
    FleetBoston Financial Corp.                      25,400          1,047,750
    Freddie Mac                                      30,300          1,995,255
    J. P. Morgan Chase & Co.                         18,500            863,210
    Knight Trading Group, Inc.*                      16,800            273,000
    Merrill Lynch & Co., Inc.                         6,000            359,400
    Morgan Stanley Dean Witter & Co.                  6,100            397,293
    Schwab (Charles) Corp.                           12,200            254,980
    State Street Corp.                                8,800            883,960
                                                                  ------------
                                                                  $  9,174,013
--------------------------------------------------------------------------------
  Food and Beverage Products - 1.4%
    PepsiCo, Inc.                                    12,700       $    585,216
    Quaker Oats Co.                                  11,000          1,072,720
                                                                  ------------
                                                                  $  1,657,936
--------------------------------------------------------------------------------
  Gas - 0.7%
    Praxair, Inc.                                    19,100       $    851,860
--------------------------------------------------------------------------------
  Healthcare - 1.4%
    HCA-The Healthcare Co.                           42,000       $  1,663,200
--------------------------------------------------------------------------------
  Insurance - 5.4%
    AFLAC, Inc.                                      17,500       $  1,052,800
    Allstate Corp.                                   24,500            976,570
    American International Group, Inc.               24,214          1,980,705
    Arthur J. Gallagher & Co.                        23,000            587,190
    CIGNA Corp.                                       7,500            822,525
    Marsh & McLennan Cos., Inc.                       3,700            395,900
    PMI Group, Inc.                                   4,200            235,242
    St. Paul Cos., Inc.                               6,500            300,885
                                                                  ------------
                                                                  $  6,351,817
--------------------------------------------------------------------------------
  Internet - 0.3%
    XO Communications, Inc.*                         26,400       $    392,700
--------------------------------------------------------------------------------
  Manufacturing - 0.6%
    Minnesota Mining & Manufacturing Co.              6,300       $    710,325
--------------------------------------------------------------------------------
  Medical and Health Products - 6.7%
    Allergan, Inc.                                    4,200       $    365,190
    ALZA Corp.*                                      15,100            597,205
    American Home Products Corp.                     36,850          2,276,224
    Baxter International, Inc.                        3,200            294,688
    Bristol-Myers Squibb Co.                          9,400            596,054
    Pfizer, Inc.                                     58,142          2,616,390
    Schering-Plough Corp.                            29,500          1,187,375
                                                                  ------------
                                                                  $  7,933,126
--------------------------------------------------------------------------------
  Medical and Health Technology and Services - 5.0%
    Applera Corp. - Applied Biosystems Group         16,600       $  1,147,060
    Cardinal Health, Inc.                            20,600          2,090,900
    IMS Health, Inc.                                 45,000          1,210,500
    Laboratory Corp. of America Holdings*             4,500            722,250
    Medtronic, Inc.                                  14,000            716,520
                                                                  ------------
                                                                  $  5,887,230
--------------------------------------------------------------------------------
  Oil Services - 2.9%
    BJ Services Co.*                                 11,800       $    896,800
    El Paso Corp.                                    19,659          1,382,028
    Global Marine, Inc.*                              6,300            180,873
    Noble Drilling Corp.*                             9,640            448,742
    Weatherford International, Inc.*                 11,100            577,533
                                                                  ------------
                                                                  $  3,485,976
--------------------------------------------------------------------------------
  Oils - 1.1%
    Santa Fe International Corp.                     25,600       $    958,720
    Transocean Sedco Forex, Inc.                      7,400            356,162
                                                                  ------------
                                                                  $  1,314,882
--------------------------------------------------------------------------------
  Pharmaceuticals - 1.3%
    Pharmacia Corp.                                   9,512       $    491,770
    Watson Pharmaceuticals, Inc.*                    19,100          1,060,050
                                                                  ------------
                                                                  $  1,551,820
--------------------------------------------------------------------------------
  Printing and Publishing - 0.7%
    Scholastic Corp.*                                19,600       $    837,900
--------------------------------------------------------------------------------
  Restaurants and Lodging - 1.2%
    Cendant Corp.*                                  105,600       $  1,381,248
--------------------------------------------------------------------------------
  Retail - 5.9%
    Costco Wholesale Corp.*                          39,700       $  1,657,475
    CVS Corp.                                        34,990          2,134,390
    Gap, Inc.                                        25,300            689,172
    Home Depot, Inc.                                 14,700            624,750
    Lowe's Cos., Inc.                                21,500          1,201,420
    RadioShack Corp.                                 15,300            654,840
    Staples, Inc.*                                    3,900             58,012
                                                                  ------------
                                                                  $  7,020,059
--------------------------------------------------------------------------------
  Supermarkets - 1.8%
    Kroger Co.*                                      19,900       $    482,376
    Safeway, Inc.*                                   30,960          1,681,438
                                                                  ------------
                                                                  $  2,163,814
--------------------------------------------------------------------------------
  Telecommunications - 8.9%
    American Tower Corp., "A"*                       20,920       $    605,425
    AT&T Corp., "A"*                                 40,200            590,940
    Charter Communications, Inc., "A"*               37,100            793,012
    CIENA Corp.*                                     10,000            671,875
    Cisco Systems, Inc.*                             88,000          2,084,500
    Comcast Corp., "A"*                              25,530          1,105,768
    EchoStar Communications Corp., "A"*              45,200          1,180,850
    NTL, Inc.*                                       27,000            701,730
    Qwest Communications International, Inc.*        26,000            961,220
    Sprint Corp. (PCS Group)*                        44,860          1,129,575
    Time Warner Telecom, Inc., "A"*                   2,100            135,844
    UnitedGlobalCom, Inc.*                           39,300            621,431
                                                                  ------------
                                                                  $ 10,582,170
--------------------------------------------------------------------------------
  Transportation - 1.0%
    Harley-Davidson, Inc.                            28,300       $  1,226,805
--------------------------------------------------------------------------------
  Utilities - Electric - 1.5%
    AES Corp.*                                       22,400       $  1,208,928
    Calpine Corp.*                                   11,900            529,431
                                                                  ------------
                                                                  $  1,738,359
--------------------------------------------------------------------------------
Total U.S. Stocks                                                 $109,205,193
--------------------------------------------------------------------------------
Foreign Stocks - 3.4%
  Bermuda - 0.2%
    Tycom Ltd. (Telecommunications)*                 10,400       $    205,400
--------------------------------------------------------------------------------
  Brazil - 0.7%
    Empresa Brasileira de Aeronautica S.A., ADR
      (Aerospace and Defense)                        22,300       $    847,400
--------------------------------------------------------------------------------
  Hong Kong - 0.2%
    China Mobile (Hong Kong) Ltd.
      (Telecommunications)                           40,000       $    218,467
--------------------------------------------------------------------------------
  Ireland - 0.1%
    Elan Corp. PLC, ADR (Health Products)*            2,000       $    109,920
--------------------------------------------------------------------------------
  Israel - 0.7%
    Check Point Software Technologies Ltd. (Computer
      Software - Services)*                          13,300       $    852,863
--------------------------------------------------------------------------------
  Netherlands - 0.5%
    Akzo Nobel N.V. (Chemicals)                       9,500       $    460,748
    United Pan-Europe Communications N.V., "A"
      (Telecommunications)*                          11,200            117,813
                                                                  ------------
                                                                  $    578,561
--------------------------------------------------------------------------------
  Taiwan - 0.1%
    Taiwan Semiconductor Manufacturing Co. Ltd., ADR
      (Electronics)                                   4,400       $     82,852
--------------------------------------------------------------------------------
  United Kingdom - 0.9%
    Diageo PLC (Food and Beverage Products)*         71,600       $    726,067
    Reed International PLC (Publishing)              36,300            363,649
                                                                  ------------
                                                                  $  1,089,716
--------------------------------------------------------------------------------
Total Foreign Stocks                                              $  3,985,179
--------------------------------------------------------------------------------
Total Stocks (Identified Cost, $114,909,145)                      $113,190,372
--------------------------------------------------------------------------------
Convertible Preferred Stock - 0.2%
--------------------------------------------------------------------------------
U.S. Stocks - 0.2%
    Cox Communications, Inc., 7.75%
      (Telecommunications)
      (Identified Cost, $310,814)                     5,000       $    287,500
--------------------------------------------------------------------------------
Short-Term Obligations - 8.2%
--------------------------------------------------------------------------------
                                           PRINCIPAL AMOUNT
                                              (000 OMITTED)
--------------------------------------------------------------------------------
    American General Finance Corp., due 3/01/01     $   250       $    250,000
    Bank of America Corp., due 3/01/01                  843            843,000
    Citicorp, due 3/01/01                               287            287,000
    Dow Chemical Co., due 3/01/01                     1,321          1,321,000
    Gannett, Inc., due 3/01/01                          373            373,000
    General Electric Capital Corp., due 3/01/01       1,715          1,715,000
    Gillette Co., due 3/01/01                         2,091          2,091,000
    Home Depot, Inc., due 3/01/01                       351            351,000
    IBM Credit Corp., due 3/01/01                       962            962,000
    McDonald's Corp., due 3/01/01                       972            972,000
    Prudential Funding Corp., due 3/01/01               485            485,000
--------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                   $  9,650,000
--------------------------------------------------------------------------------

Repurchase Agreement - 2.4%
--------------------------------------------------------------------------------
                                            PRINCIPAL AMOUNT
ISSUER                                         (000 OMITTED)             VALUE
--------------------------------------------------------------------------------
    Merrill Lynch Treasury, dated 2/28/01, due
      3/01/01, total to be received $2,824,428
      (secured by various U.S. Treasury and Federal
      Agengy obligations in a jointly traded
      account), at Cost                             $ 2,824       $  2,824,000
--------------------------------------------------------------------------------
Total Investments (Identified Cost, $127,693,959)                 $125,951,872
Other Assets, Less Liabilities - (6.4)%                             (7,563,743)
--------------------------------------------------------------------------------
Net Assets - 100.0%                                               $118,388,129
--------------------------------------------------------------------------------
*Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
------------------------------------------------------------------------------
FEBRUARY 28, 2001
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $127,693,959)           $125,951,872
  Investment of cash collateral for securities loaned,
    at identified cost and value                                     7,716,542
  Cash                                                                     944
  Foreign currency, at value (identified cost, $459)                       446
  Receivable for fund shares sold                                    2,698,105
  Receivable for investments sold                                    4,364,011
  Interest and dividends receivable                                     58,313
  Deferred organization expenses                                           366
  Other assets                                                           1,300
                                                                  ------------
      Total assets                                                $140,791,899
                                                                  ------------

Liabilities:
  Payable for fund shares reacquired                              $    230,247
  Payable for investments purchased                                 14,450,929
  Collateral for securities loaned, at value                         7,716,542
  Payable to affiliates -
    Management fee                                                       2,444
    Distribution and service fee                                         2,144
  Accrued expenses and other liabilities                                 1,464
                                                                  ------------
      Total liabilities                                           $ 22,403,770
                                                                  ------------
Net assets                                                        $118,388,129
                                                                  ============

Net assets consist of:
  Paid-in capital                                                 $134,176,983
  Unrealized depreciation on investments and translation
    of assets and liabilities in foreign currencies                 (1,743,325)
  Accumulated undistributed net realized loss on
    investments and foreign currency transactions                  (13,783,930)
  Accumulated net investment loss                                     (261,599)
                                                                  ------------
      Total                                                       $118,388,129
                                                                  ============
Shares of beneficial interest outstanding                          5,855,847
                                                                   =========

Class A shares:
  Net asset value per share
    (net assets of $48,898,500 / 2,412,000 shares of
    beneficial interest outstanding)                                $20.27
                                                                    ======

  Offering price per share (100 / 94.25 of net asset
    value per share)                                                $21.51
                                                                    ======

Class B shares:
  Net asset value and offering price per share
    (net assets of $32,320,141 / 1,604,577 shares of
     beneficial interest outstanding)                               $20.14
                                                                    ======

Class C shares:
  Net asset value, offering price, and redemption price
    per share (net assets of $28,407,182 / 1,409,506
    shares of beneficial interest outstanding)                      $20.15
                                                                    ======

Class I shares:
  Net asset value and offering price per share
    (net assets of $8,762,306 / 429,764 shares
    of beneficial interest outstanding)                             $20.39
                                                                    ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
------------------------------------------------------------------------------
SIX MONTHS ENDED FEBRUARY 28, 2001
------------------------------------------------------------------------------
Net investment loss:
  Income -
    Dividends                                                 $    177,510
    Interest                                                       210,964
    Foreign taxes withheld                                            (605)
                                                              ------------
      Total investment income                                 $    387,869
                                                              ------------

  Expenses -
    Management fee                                            $    272,452
    Trustees' compensation                                          13,825
    Shareholder servicing agent fee                                 36,220
    Distribution and service fee (Class A)                          48,888
    Distribution and service fee (Class B)                          97,367
    Distribution and service fee (Class C)                          75,457
    Administrative fee                                               4,556
    Custodian fee                                                   14,618
    Printing                                                        12,747
    Postage                                                         11,513
    Auditing fees                                                   15,938
    Legal fees                                                       1,324
    Registration fees                                               59,106
    Miscellaneous                                                   20,740
                                                              ------------
      Total expenses                                          $    684,751
    Fees paid indirectly                                            (5,167)
    Reduction of expenses by investment adviser                    (39,964)
                                                              ------------
      Net expenses                                            $    639,620
                                                              ------------
        Net investment loss                                   $   (251,751)
                                                              ------------

Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                   $(13,066,979)
    Foreign currency transactions                                   (4,535)
                                                              ------------
      Net realized loss on investments and foreign
         currency transactions                                $(13,071,514)
                                                              ------------

  Change in unrealized appreciation (depreciation) -
    Investments                                               $ (8,431,159)
    Translation of assets and liabilities in foreign
      currencies                                                    (1,146)
                                                              ------------
      Net unrealized loss on investments and foreign
        currency translation                                  $ (8,432,305)
                                                              ------------
        Net realized and unrealized loss on investments
          and foreign currency                                $(21,503,819)
                                                              ------------
          Decrease in net assets from operations              $(21,755,570)
                                                              ============

See notes to financial statements.

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------
                                                         SIX MONTHS ENDED              YEAR ENDED
                                                        FEBRUARY 28, 2001         AUGUST 31, 2000
                                                              (UNAUDITED)
-------------------------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment loss                                      $    (251,751)          $    (129,533)
  Net realized gain (loss) on investments and foreign
    currency transactions                                    (13,071,514)              2,000,935
  Net unrealized gain (loss) on investments and foreign
    currency translation                                      (8,432,305)              5,538,982
                                                           -------------           -------------
      Increase (decrease) in net assets from operations    $ (21,755,570)          $   7,410,384
                                                           -------------           -------------

Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions (Class A)                        $    (884,259)          $    (145,521)
  From net realized gain on investments and foreign
    currency transactions (Class B)                             (633,319)                   --
  From net realized gain on investments and foreign
    currency transactions (Class C)                             (418,598)                   --
  From net realized gain on investments and foreign
    currency transactions (Class I)                             (311,848)               (817,825)
                                                           -------------           -------------
      Total distributions declared to shareholders         $  (2,248,024)          $    (963,346)
                                                           -------------           -------------
Net increase in net assets from fund share transactions    $ 106,530,633           $  17,291,559
                                                           -------------           -------------
      Total increase in net assets                         $  82,527,039           $  23,738,597
Net assets:
  At beginning of period                                      35,861,090              12,122,493
                                                           -------------           -------------

  At end of period (including accumulated net investment
    loss of $261,599 and $9,848, respectively)             $ 118,388,129           $  35,861,090
                                                           =============           =============

See notes to financial statements.

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                        YEAR ENDED AUGUST 31,                    PERIOD ENDED
                                  SIX MONTHS ENDED        --------------------------------------------------       AUGUST 31,
                                 FEBRUARY 28, 2001             2000           1999          1998        1997            1996*
                                       (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                           CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period       $27.51           $19.46         $14.44        $15.82      $12.33           $10.00
                                            ------           ------         ------        ------      ------           ------

Income from investment operations# -
  Net investment income (loss)(S)           $(0.05)          $(0.16)        $  --         $(0.01)     $ 1.24           $(0.01)
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency                         (6.41)            9.75           7.34          1.26        3.93             2.34
                                            ------           ------         ------        ------      ------           ------
      Total from investment operations      $(6.46)          $ 9.59         $ 7.34        $ 1.25      $ 5.17           $ 2.33
                                            ------           ------         ------        ------      ------           ------

Less distributions declared to shareholders -
  From net investment income                $ --             $ --           $ --          $(1.20)     $ --             $ --
  From net realized gain on
    investments and foreign currency
    transactions                             (0.78)           (1.54)         (2.32)        (1.43)      (1.68)            --
                                            ------           ------         ------        ------      ------           ------
      Total distributions declared to
        shareholders                        $(0.78)          $(1.54)        $(2.32)       $(2.63)     $(1.68)          $ --
                                            ------           ------         ------        ------      ------           ------
Net asset value - end of period             $20.27           $27.51         $19.46        $14.44      $15.82           $12.33
                                            ======           ======         ======        ======      ======           ======
Total return(+)                             (23.83)%++        51.38%         54.33%         8.75%      45.22%           23.30%++
Ratios (to average net assets)/
 Supplemental data(S):
  Expenses##                                  1.52%+           1.25%          0.88%         0.89%       1.45%            1.50%+
  Net investment income (loss)               (0.44)%+         (0.69)%        (0.01)%       (0.03)%      9.12%           (0.11)%+
Portfolio turnover                             188%             303%           240%          261%      1,043%             204%
Net assets at end of period (000
 omitted)                                  $48,899          $10,833         $1,837        $1,495      $1,061             $686

(S) Effective January 1, 2000, subject to reimbursement by the fund, the investment adviser has voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of managment and distribution and service fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. In addition, from January 2, 1996 through December 31, 1999, the investment adviser and the distributor voluntarily waived their fees and from January 2, 1996 through August 31, 1997, the shareholder servicing agent waived its fee. In addition, for the period ended August 31, 1996, subject to reimbursement by the fund, the investment adviser voluntarily agreed to pay all of the fund's operating expenses. In consideration, the fund pays the investment adviser a fee not greater than 1.50% of average daily net assets. To the extent actual expenses were over these limitations, and the waivers had not been in place, the net investment income (loss) and the ratios would have been:

    Net investment income (loss)            $(0.06)          $(0.39)        $(0.22)       $(0.17)     $ 1.06           $(0.18)
    Ratios (to average net assets):
      Expenses##                              1.63%+           2.20%          2.13%         2.15%       2.82%            4.28%+
      Net investment income (loss)           (0.55)%+         (1.64)%        (1.26)%       (1.29)%      7.75%           (2.34)%+
  * For the period from the commencement of the fund's investment operations, January 2, 1996, through August 31, 1996.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------
                                                               SIX MONTHS ENDED              PERIOD ENDED
                                                              FEBRUARY 28, 2001          AUGUST 31, 2000*
                                                                    (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------
                                                                        CLASS B
-----------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
 throughout each period):
Net asset value - beginning of period                                    $27.41                    $23.88
                                                                         ------                    ------

Income from investment operations# -
  Net investment loss(S)                                                 $(0.12)                   $(0.28)
  Net realized and unrealized gain (loss) on investments
    and foreign currency                                                  (6.39)                     3.81
                                                                         ------                    ------
      Total from investment operations                                   $(6.51)                   $ 3.53
                                                                         ------                    ------
Less distributions declared to shareholders -
  From net realized gain on investments and
    foreign currency transactions                                         (0.76)                     --
                                                                         ------                    ------
    Total distributions declared to shareholders                         $(0.76)                     --
                                                                         ------                    ------
Net asset value - end of period                                          $20.14                    $27.41
                                                                         ======                    ======
Total return                                                             (24.08)%++                 14.74%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                                 2.17%+                    2.15%+
  Net investment loss                                                     (1.08)%+                  (1.51)%+
Portfolio turnover                                                          188%                      303%
Net assets at end of period (000 omitted)                               $32,320                    $8,795

(S) Subject to reimbursement by the fund, the investment adviser has voluntarily agreed to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a fee not greater than 0.40% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

    Net investment loss                                                  $(0.13)                   $(0.40)
    Ratios (to average net assets):
      Expenses##                                                           2.28%+                    2.85%+
      Net investment loss                                                 (1.19)%+                  (2.21)%+
  * For the period from the inception of Class B shares, December 31, 1999, through August 31, 2000.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------
                                                               SIX MONTHS ENDED              PERIOD ENDED
                                                              FEBRUARY 28, 2001          AUGUST 31, 2000*
                                                                    (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------
                                                                        CLASS C
-----------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                                    $27.43                    $23.88
                                                                         ------                    ------

Income from investment operations# -
  Net investment loss(S)                                                 $(0.12)                   $(0.27)
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                      (6.39)                     3.82
                                                                         ------                    ------
      Total from investment operations                                   $(6.51)                   $ 3.55
                                                                         ------                    ------
Less distributions declared to shareholders -
  From net realized gain on investments and foreign currency
    transactions                                                          (0.77)                     --
                                                                         ------                    ------
    Total distributions declared to shareholders                         $(0.77)                     --
                                                                         ------                    ------
Net asset value - end of period                                          $20.15                    $27.43
                                                                         ======                    ======
Total return                                                             (24.08)%++                 14.82%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                                 2.18%+                    2.15%+
  Net investment loss                                                     (1.10)%+                  (1.50)%+
Portfolio turnover                                                          188%                      303%
Net assets at end of period (000 omitted)                               $28,407                    $4,750

(S) Subject to reimbursement by the fund, the investment adviser has voluntarily agreed to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund pays the investment adviser a fee not greater than 0.40% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

    Net investment loss                                                  $(0.13)                   $(0.39)
    Ratios (to average net assets):
      Expenses##                                                           2.29%+                    2.85%+
      Net investment loss                                                 (1.21)%+                  (2.20)%+
  * For the period from the inception of Class C shares, December 31, 1999, through August 31, 2000.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------

                                                                          YEAR ENDED AUGUST 31,                   PERIOD ENDED
                                       SIX MONTHS ENDED         -----------------------------------------          AUGUST 31,
                                      FEBRUARY 28, 2001              2000            1999            1998               1997*
                                            (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                                CLASS I
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period            $27.63            $19.47          $14.46          $15.84              $12.99
                                                 ------            ------          ------          ------              ------
Income from investment operations# -
  Net investment income (loss)(S)                $(0.01)           $(0.09)         $ --            $(0.01)             $ 1.50
  Net realized and unrealized gain (loss)
    on investments and foreign currency           (6.44)             9.79            7.33            1.26                1.35
                                                 ------            ------          ------          ------              ------
      Total from investment operations           $(6.45)           $ 9.70          $ 7.33          $ 1.25              $ 2.85
                                                 ------            ------          ------          ------              ------

Less distributions declared to shareholders -
  From net investment income                     $  --             $  --           $  --           $(1.20)             $ --
  From net realized gain on investments and
    foreign currency transactions                 (0.79)            (1.54)          (2.32)          (1.43)               --
                                                 ------            ------          ------          ------              ------
      Total distributions declared to
        shareholders                             $(0.79)           $(1.54)         $(2.32)         $(2.63)             $ --
                                                 ------            ------          ------          ------              ------
Net asset value - end of period                  $20.39            $27.63          $19.47          $14.46              $15.84
                                                 ======            ======          ======          ======              ======
Total return                                     (23.75)%++         51.77%          54.40%           8.82%              21.94%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                       1.15%+            0.94%           0.71%           0.89%               1.48%+
  Net investment income (loss)                    (0.08)%+          (0.37)%         (0.02)%         (0.06)%             14.08%+
Portfolio turnover                                  188%              303%            240%            261%              1,043%
Net assets at end of period (000 omitted)        $8,762           $11,483         $10,285          $1,415              $1,695

(S) Effective January 1, 2000, subject to reimbursement by the fund, the investment adviser has voluntarily agreed to pay all of the fund's operating expenses, exclusive of managment fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. Prior to January 1, 2000, the investment adviser voluntarily waived its fee. In addition, for the period ended August 31, 1997, the shareholder servicing agent waived its fee.
    To the extent actual expenses were over this limitation and the waivers had not been in place, the net investment income
    (loss) would have been:

    Net investment income (loss)                 $(0.02)           $(0.39)         $(0.14)         $(0.13)             $ 1.40
    Ratios (to average net assets):
      Expenses##                                   1.26%+            1.84%           1.46%           1.65%               2.35%+
      Net investment income (loss)                (0.19)%+          (1.27)%         (0.77)%         (0.81)%             13.20%+
 * For the period from the inception of Class I shares, January 2, 1997, through August 31, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Core Growth Fund (the fund) is a diversified series of MFS Series Trust I (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of fund operations.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At February 29, 2000, the value of securities loaned was $7,478,919. These loans were collateralized by cash of $7,716,542 which was invested in the following short-term obligations:
                                                  PRINCIPAL     AMORTIZED COST
                                                     AMOUNT          AND VALUE
--------------------------------------------------------------------------------
Navigator Securities Lending Prime
Portfolio                                        $7,716,542         $7,716,542
                                                                    ----------
Total investments of cash collateral for
securities loaned                                                   $7,716,542
                                                                    ----------

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

The fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. Management does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund's average daily net assets.

The fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the fund's operating expenses, exclusive of management, distribution, and service fees. The fund in turn will pay MFS an expense reimbursement fee not greater than 0.40% of average daily net assets. To the extent that the expense reimbursement fee exceeds the fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At February 28, 2001, aggregate unreimbursed expenses amounted to $167,792.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc.(MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. The trustees are currently not receiving any payments for their services to the fund.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $116,720 for the six months ended February 28, 2001, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $3,384 for the six months ended February 28, 2001. Fees incurred under the distribution plan during the six months ended February 28, 2001, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The Trustees have adopted a distribution plan relating to Class B and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $17 and $20 for Class B and Class C shares, respectively, for the six months ended February 28, 2001. Fees incurred under the distribution plan during the six months ended February 28, 2001 were 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended February 28, 2001, were $0, $7,323, and $1,163 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $231,249,757 and $128,026,463, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $127,693,959
                                                                 ------------

Gross unrealized depreciation                                    $ (6,506,048)
Gross unrealized appreciation                                       4,763,961
                                                                 ------------
    Net unrealized depreciation                                  $ (1,742,087)
                                                                 ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares

                                SIX MONTHS ENDED FEBRUARY 28, 2001               YEAR ENDED AUGUST 31, 2000
                                ----------------------------------          -------------------------------
                                         SHARES             AMOUNT                SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                           2,337,682       $ 54,617,285               340,788       $  8,729,096
Shares issued to shareholders in
  reinvestment of distributions          35,131            834,360                 6,644            145,502
Shares reacquired                      (354,559)        (8,138,441)              (48,085)        (1,224,241)
                                   ------------       ------------          ------------       ------------
    Net increase                      2,018,254       $ 47,313,204               299,347       $  7,650,357
                                   ============       ============          ============       ============

Class B shares

                                SIX MONTHS ENDED FEBRUARY 28, 2001               YEAR ENDED AUGUST 31, 2000
                                ----------------------------------          -------------------------------
                                         SHARES             AMOUNT                SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                           1,352,843       $ 31,717,771               351,793       $  8,923,698
Shares issued to shareholders in
  reinvestment of distributions          24,671            582,730                  --                 --
Shares reacquired                       (93,841)        (2,178,728)              (30,889)          (796,930)
                                   ------------       ------------          ------------       ------------
    Net increase                      1,283,673       $ 30,121,773               320,904       $  8,126,768
                                   ============       ============          ============       ============

Class C shares

                                SIX MONTHS ENDED FEBRUARY 28, 2001               YEAR ENDED AUGUST 31, 2000
                                ----------------------------------          -------------------------------
                                         SHARES             AMOUNT                SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                           1,302,946       $ 30,284,814               183,813       $  4,705,282
Shares issued to shareholders in
  reinvestment of distributions          16,613            392,564                  --                 --
Shares reacquired                       (83,247)        (1,919,098)              (10,619)          (278,520)
                                   ------------       ------------          ------------       ------------
    Net increase                      1,236,312       $ 28,758,280               173,194       $  4,426,762
                                   ============       ============          ============       ============

Class I shares

                                SIX MONTHS ENDED FEBRUARY 28, 2001               YEAR ENDED AUGUST 31, 2000
                                ----------------------------------          -------------------------------
                                         SHARES             AMOUNT                SHARES             AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                              85,590       $  2,013,730               524,920       $ 13,602,432
Shares issued to shareholders in
  reinvestment of distributions          13,070            311,848                37,275            817,825
Shares reacquired                       (84,430)        (1,988,202)             (674,965)       (17,332,585)
                                   ------------       ------------          ------------       ------------
    Net increase (decrease)              14,230       $    337,376              (112,770)      $ (2,912,328)
                                   ============       ============          ============       ============

*For the period of inception of Class B and Class C shares, December 31, 1999, through August 31, 2000.


(6) Line of Credit
The fund and other affiliated funds participates in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. At the end of the period, there were no loans outstanding. Interest expense incurred on the borrowings amounted to $152 for the six months ended February 28, 2001. The average dollar amount of borrowings was $4,613 and the weighted average interest rate on these borrowings was 6.5625%. A commitment fee of $765 which is based on the average daily unused portion of the line of credit is included in miscellaneous expense.

MFS(R) CORE GROWTH FUND

TRUSTEES                                   ASSISTANT TREASURERS
Marshall N. Cohan + - Private              Mark E. Bradley*
Investor                                   Robert R. Flaherty*
                                           Laura F. Healy*
Lawrence H. Cohn, M.D. + - Chief of        Ellen Moynihan*
Cardiac Surgery, Brigham and Women's
Hospital; Professor of Surgery,            SECRETARY
Harvard Medical School                     Stephen E. Cavan*

The Hon. Sir J. David Gibbons, KBE +       ASSISTANT SECRETARY
- Chief Executive Officer, Edmund          James R. Bordewick, Jr.*
Gibbons Ltd.; Chairman, Colonial
Insurance Company, Ltd.                    CUSTODIAN
                                           State Street Bank and Trust Company
Abby M. O'Neill + - Private Investor
                                           INVESTOR INFORMATION
Walter E. Robb, III + - President and      For information on MFS mutual funds,
Treasurer, Benchmark Advisors, Inc.        call your investment professional or,
(corporate financial consultants);         for an information kit, call toll
President, Benchmark Consulting            free: 1-800-637-2929 any business day
Group, Inc. (office services)              from 9 a.m. to 5 p.m. Eastern time
                                           (or leave a message anytime).
Arnold D. Scott* - Senior Executive
Vice President, Director, and              INVESTOR SERVICE
Secretary, MFS Investment Management       MFS Service Center, Inc.
                                           P.O. Box 2281
Jeffrey L. Shames* - Chairman and          Boston, MA 02107-9906
Chief Executive Officer, MFS
Investment Management                      For general information, call toll
                                           free: 1-800-225-2606 any business day
J. Dale Sherratt + - President, Insight    from 8 a.m. to 8 p.m. Eastern time.
Resources, Inc. (acquisition planning
specialists)                               For service to speech- or
                                           hearing-impaired, call toll free:
Ward Smith + - Former Chairman (until      1-800-637-6576 any business day from
1994), NACCO Industries (holding           9 a.m. to 5 p.m. Eastern time. (To
company)                                   use this service, your phone must be
                                           equipped with a Telecommunications
INVESTMENT ADVISER                         Device for the Deaf.)
Massachusetts Financial Services Company
500 Boylston Street                        For share prices, account balances,
Boston, MA 02116-3741                      exchanges, or stock and bond
                                           outlooks, call toll free:
DISTRIBUTOR                                1-800-MFS-TALK (1-800-637-8255)
MFS Fund Distributors, Inc.                anytime from a touch-tone telephone.
500 Boylston Street
Boston, MA 02116-3741                      WORLD WIDE WEB
                                           www.mfs.com
CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*

PORTFOLIO MANAGER
Stephen Pesek*

TREASURER
James O. Yost*

+  Independent Trustee
*MFS Investment Management

MFS(R) CORE GROWTH FUND                                             ------------
[Logo] M F S(R)                                                      PRSRT STD
INVESTMENT MANAGEMENT                                               U.S. POSTAGE
We invented the mutual fund(R)                                         PAID
                                                                        MFS
500 Boylston Street                                                 ------------
Boston, MA 02116-3741






(c)2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                               MCG-3  4/01  15M  92/292/392/892